UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015 (May 7, 2015)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Items 5.02(b) and (c)

On May 8, 2015, the Boards of Directors of State Auto Financial Corporation (the “Company”) and State Automobile Mutual Insurance Company (“State Auto Mutual”) elected Michael E. LaRocco as President and Chief Executive Officer. As described in

Item 5.07, below, Mr. LaRocco was also elected as a director of the Company at the 2015 Annual Meeting (as defined in Item 5.07, below).

Information concerning Mr. LaRocco, as required by Items 401(b), (d), and (e) of Regulation S-K, is set forth on page 4 of the Company’s definitive Proxy Statement, dated April 9, 2015, for the 2015 Annual Meeting (the “2015 Proxy Statement”) , which information is incorporated herein by reference. The 2015 Proxy Statement may be accessed at http://www.sec.gov/Archives/edgar/data/874977/000119312515123641/d868500ddef14a.htm. Mr. LaRocco has not been a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. LaRocco is a party to an Employment Agreement and an Executive Change of Control Agreement, each dated as of March 27, 2015, with the Company and State Auto Mutual. A brief description of the material terms of such agreements is set forth under Item 5.02(e) of the Current Report on Form 8-K filed by the Company on April 2, 2015, which description is incorporated herein by reference. Such Form 8-K may be accessed at http://www.sec.gov/Archives/edgar/data/874977/000119312515117835/d902927d8k.htm. In addition, on May 7, 2015, the Company’s Compensation Committee made restricted stock, stock option and short- and long-term cash incentive awards to Mr. LaRocco, as further described in Item 5.02(e), below.

On May 8, 2015, as a result of Mr. LaRocco’s election as President and Chief Executive Officer, and consistent with the terms of his employment agreement, Robert P. Restrepo, Jr.’s position as President and Chief Executive Officer of the Company and State Auto Mutual was terminated. As described in Item 5.07, below, Mr. Restrepo was re-elected as a director of the Company at the 2015 Annual Meeting. Mr. Restrepo will continue as a director and Chairman of the Company and State Auto Mutual until his retirement on December 31, 2015.

Item 5.02(e)

On May 7, 2015, the Company’s Compensation Committee awarded restricted stock to Mr. LaRocco in the amount of 7,902 of the Company’s Common Shares. The restricted stock was awarded to Mr. LaRocco under the Company’s 2009 Equity Incentive Compensation Plan and was issued in consideration for future services. This restricted stock award is evidenced by a Restricted Stock Agreement between Mr. LaRocco and the Company. Under the terms of his Restricted Stock Agreement, these Common Shares are subject to a risk of forfeiture if, prior to May 7, 2018, Mr. LaRocco’s employment with the Company is terminated or he violates any provision of the Restricted Stock Agreement applicable to such Common Shares. However, these Common Shares will not be forfeited, and will automatically vest, if, prior to May 7, 2018, Mr. LaRocco’s employment is terminated in connection with a change of control of the Company. These Common Shares are also subject to restrictions on transfer until May 7, 2018. A copy of Mr. LaRocco’s Restricted Stock Agreement has been filed as Exhibit 10.6 to this Form 8-K.

On May 7, 2015, the Company’s Compensation Committee awarded stock options to Mr. LaRocco to purchase 33,380 of the Company’s Common Shares at an exercise price of $23.01 per share. Each of the stock options is a non-qualified stock option, has a ten-year exercise period, has a three-year graduated vesting schedule (i.e., one third of the total options awarded vests on each anniversary of the award date for three years) and was issued at an option exercise price equal to the closing price of the Company’s Common Shares on the award date.

The Company has a short-term incentive cash bonus plan called the Leadership Bonus Plan (“LBP”) in which the Company’s executives and other members of its Leadership Team participate. The LBP consists of two components, a Company performance component and an individual performance component, with threshold, target and maximum payout amounts as a percentage of the participant’s annual base salary. On May 7, 2015, the Company’s Compensation Committee designated Mr. LaRocco as a participant in the LBP for 2015 and established Mr. LaRocco’s threshold, target and maximum payout percentages for the Company performance and individual performance components of the LBP for 2015, including a range of payout levels between threshold and maximum, with any payouts to be prorated based on his partial year of employment. The Company believes that the disclosure of the specific performance measures for the Company performance and individual performance components of the LBP and the range of awards related to the achievement of such measures by Mr. LaRocco are reflective of the Company’s 2015 business plan, and as such constitute confidential information. The Company believes that the disclosure of such information in this Form 8-K would cause competitive harm to the Company. The Committee believes that Mr. LaRocco’s target performance goals are difficult but attainable. Additional information concerning the 2015 LBP bonus opportunities is set forth on page 44 of the 2015 Proxy Statement, which information is incorporated herein by reference.

The Company has a Long-Term Incentive Plan (the “LTIP”) under which grants of cash-based performance award units (“PAUs”) are made to Company’s executives and other members of its Leadership Team. The value of a PAU is dependent upon the State Auto Group’s relative performance to a peer group of other property and casualty insurers (the “LTIP Peer Group”) during a three-year performance period. On May 7, 2015, the Company’s Compensation Committee designated Mr. LaRocco as a participant in the LTIP for the three-year performance period ending December 31, 2017 (the “2015-2017 performance period”). For the 2015-2017 performance period, Mr. LaRocco received 773,500 target PAUs, 309,400 threshold PAUs, and 1,547,000 maximum PAUs, with each PAU having a value of $1.00. Additional information concerning PAU awards is set forth on pages 46 – 48 of the 2015 Proxy Statement, which information is incorporated herein by reference.

Item 5.02(f)

As described in Item 5.02(e) above, the Company awards PAUs under the LTIP to its Named Executive Officers (“NEOs”) and other members of its Leadership Team. The value of the PAU awards to the NEOs for the three-year performance period ended December 31, 2014 (the “2012-2014 performance period”) was omitted from the 2015 Proxy Statement because, as of that date, the final LTIP Peer Group data for the 2012-2014 performance period was not available to the Company.

On May 7, 2015, the Company’s Compensation Committee approved PAU awards for the 2012-2014 performance period for the NEOs identified in the 2015 Proxy Statement. Set forth below are the non-equity incentive compensation and total compensation for each NEO reported in the Summary Compensation Table on Page 53 of the 2015 Proxy Statement, as recalculated to include the value of the PAU awards for the 2012-2014 performance period.

Named Executive Officer	Year	Non-Equity Incentive Plan Compensation ($)(1)	Total ($)
Robert P. Restrepo, Jr.	2014	925,115	3,142,287
Steven E. English	2014	603,309	1,481,788
Jessica E. Buss	2014	601,643	1,235,223
Clyde H. Fitch	2014	473,942	1,166,682
James A. Yano	2014	353,958	1,042,964

(1)	For the total 2014 non-equity incentive plan compensation, the dollar amounts shown in this column reflect the aggregate amount of the following awards earned in 2014 by each NEO under the Long-Term Incentive Plan, the Company performance component of the LBP and the individual performance component of the LBP.

Named Executive Officer	Long-Term Incentive Plan PAU Award ($)	LBP Company Performance Award($)	LBP Individual Performance Award ($)	Total Non-Equity Incentive Plan Compensation Awards ($)
Robert P. Restrepo, Jr.	116,480	725,885	82,750	925,115
Steven E. English	81,600	320,896	200,813	603,309
Jessica E. Buss	261,764	228,504	111,375	601,643
Clyde H. Fitch	56,576	256,716	160,650	473,942
James A. Yano	40,960	188,258	124,740	353,958

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company’s 2015 annual meeting of shareholders (the “2015 Annual Meeting”) was held on May 8, 2015.

(b)	The following is a brief description and vote count on all items voted on at the 2015 Annual Meeting:

Proposal One – Election of Directors.

The following persons were elected to serve as Class III directors to hold office until the 2018 annual meeting of shareholders and until a successor is elected and qualified, with each director nominee receiving the votes as indicated below:

Nominee	Shares Voted “For”	Shares Voted “Withheld”	Broker Non-votes
Michael J. Fiorile	37,612,392	215,809	2,219,475
Michael E. LaRocco	37,321,712	506,489	2,219,475
Eileen A. Mallesch	37,746,025	82,176	2,219,475
Robert P. Restrepo, Jr.	37,142,863	685,338	2,219,475

Proposal Two – Amendment to the Company’s 1991 Employee Stock Purchase and Dividend Reinvestment Plan.

This Proposal was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-votes
37,689,060	101,131	38,010	2,219,475

Proposal Three – Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015.

This Proposal was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-votes
39,492,150	488,179	67,347	—

Proposal Four – Advisory vote on compensation paid to named executive officers, as disclosed in the proxy materials.

This Proposal was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-votes
37,481,918	294,796	51,487	2,219,475

(c)	Not applicable.

Section 8. Other Events

Item 8.01	Other Events.

At the Company’s Board of Directors’ meeting held on May 8, 2015, the following directors were appointed or re-appointed to the following Board committees:

•	Audit Committee: Chairperson Eileen A. Mallesch, Robert E. Baker, David R. Meuse and Alexander B. Trevor

•	Compensation Committee: Chairperson Robert E. Baker, David J. D’Antoni, Thomas E. Markert and S. Elaine Roberts

•	Nominating and Governance Committee: Chairperson Michael J. Fiorile, David J. D’Antoni, Eileen A. Mallesch and S. Elaine Roberts

•	Investment and Finance Committee: Chairperson David R. Meuse, David J. D’Antoni, Michael E. LaRocco, Thomas E. Markert, Robert P. Restrepo, Jr., and Alexander B. Trevor

•	Independent Committee: Chairperson Alexander B. Trevor, David J. D’Antoni, Eileen A. Mallesch, Thomas E. Markert, David R. Meuse and S. Elaine Roberts

•	Risk Committee: Michael J. Fiorile, Eileen A. Mallesch, Thomas E. Markert, S. Elaine Roberts and Alexander B. Trevor

Effective upon the adjournment of the 2015 Annual Meeting, David R. Meuse assumed the duties of Lead Director of the Board.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Robert P. Restrepo, Jr.

10.2	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Steven E. English

10.3	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Jessica E. Buss

10.4	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Clyde H. Fitch

10.5	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and James A. Yano

10.6	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated May 7, 2015, between State Auto Financial Corporation and Michael E. LaRocco

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2015

STATE AUTO FINANCIAL CORPORATION

By	/s/ James A. Yano
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Robert P. Restrepo, Jr.

10.2	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Steven E. English

10.3	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Jessica E. Buss

10.4	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and Clyde H. Fitch

10.5	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated March 5, 2015, between State Auto Financial Corporation and James A. Yano

10.6	Restricted Stock Agreement under the 2009 Equity Incentive Compensation Plan dated May 7, 2015, between State Auto Financial Corporation and Michael E. LaRocco